                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                          May 15, 2007

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On May 15, 2007, Hancock Holding Company
issued a press release announcing a regular quarterly dividend.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated May 15, 2007, headed "Hancock Holding
                             Company announces quarterly dividend."

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 16, 2007

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

For Immediate Release                                                   For More Information
May 15, 2007                                                             Carl J. Chaney, Chief Executive Officer
                                                                         Paul D. Guichet, VP, Investor Relations
                                                                         800.522.6542 or 228.563.6559

=====================================================================================================================

                                Hancock Holding Company announces quarterly dividend

     GULFPORT, MS (May 15, 2007) - Hancock Holding Company (NASDAQ:  HBHC) today announced that the company's board of directors approved a regular second quarter 2007 common stock cash dividend of $0.24 per share.

     Approved during the May meeting of the company's board of directors, the regular quarterly common stock cash dividend is payable June 15, 2007, to shareholders of record as of June 5, 2007.

     Hancock Holding Company -- parent company of Hancock Bank of Alabama, Hancock Bank Mississippi, Hancock Bank
of Florida, and Hancock Bank of Louisiana -- has assets of more than $5.8 billion. Bank subsidiaries include
Hancock Investment Services, Inc., Hancock Insurance Agency, and Harrison Finance Company. Additionally, the
company operates corporate trust offices in Gulfport, MS, Jackson, MS, New Orleans, LA, and Baton Rouge, LA.
Hancock's trust department, a division of the wealth management group, has assets of $7.1 billion, with assets under management of $2.3 billion, as of December 31, 2006.  Founded October 10, 1899, Hancock Bank is the only financial services company headquartered in the Gulf South to rate among the top 20 percent of America's top performing banks. Hancock consistently ranks as one of the country's strongest, safest financial institutions, according to Veribanc, Inc., and BauerFinancial Services, Inc. Thomson Financial also recently listed Hancock as the ninth largest corporate trustee bank in the U.S.  More corporate information and online banking are available at www.hancockbank.com.

     Investors can access additional corporate information or on-line banking and bill pay services at
www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:  Congress passed the Private
Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies'
anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations.  This release contains forward-looking statements and reflects management's current views and estimates of future economic circumstances, industry conditions, Company performance, and financial results.  These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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